UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2015

Affinia Group Intermediate Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-128166-10	34-2022081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Wix Way

Gastonia, North Carolina 28054

(Address of principal executive offices, including zip code)

(704) 869-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 12, 2015, Affinia Canada ULC and Affinia Southern Holdings LLC (collectively, “Sellers”), wholly-owned indirect subsidiaries of Affinia Group Intermediate Holdings Inc. (the “Company”), entered into two separate purchase and sale agreements (the “Purchase Agreements”) to sell their equity interests in each of Pellegrino Distribuidora de Autopecas Ltda. (“Pellegrino”) and Affinia Automotiva Ltda. (“Automotiva”). The purchasers under the Pellegrino Purchase Agreement are Distribuidora Automotiva S.A. and Car Central De Autopecas e Rolamentos Ltda. (the “Pellegrino Purchasers”) and the purchasers under the Automotiva Purchase Agreement are Auto Norte Distribuidora de Pecas Ltda., Cobra Rolamentos e Autopecas Ltda., Distribuidora Automotiva S.A., Jorge C. Schertel, Pedro Molina Quaresma and Sedim-Administracao e Participacoes Ltda. Pellegrino and Automotiva constitute substantially all of the Company’s Affinia South America segment assets. Only the Argentinian and Uruguayan subsidiaries of the Affinia South America segment are not being sold in this transaction. The closing of each sale is contingent on the simultaneous closing of the other sale, unless waived by the Sellers, and the closing of each sale is contingent on customary closing conditions, including antitrust clearance under Brazilian law.

Purchase Price

The purchase price to Sellers for the sale of each of Pellegrino and Automotiva will be paid in Brazilian Reals. The Pellegrino purchase price is 215,000,000 Brazilian Reals, or $68,690,096 U.S. Dollars based on the Real/Dollar exchange rate as of June 15, 2015, and the purchase price for the sale of Automotiva is 146,285,000 Brazilian Reals, or $46,736,422 U.S. Dollars based on the Real/Dollar exchange rate as of June 15, 2015 (in each case, the “Base Purchase Price”), in each case plus or minus an adjustment reflecting (i) an estimate of interim profits or losses, as applicable, of the Sellers related to the Pellegrino or Automotiva business, respectively, each calculated in accordance with a process established in the respective Purchase Agreement, and (ii) minus a percentage of certain claims that may arise after signing and before closing. After closing, the parties will determine a final purchase price reflecting the actual interim profits and losses and such claims, as well as other adjustments, calculated in accordance with a process established in the respective Purchase Agreement.

Break-up Fee

Under each Purchase Agreement, if a party breaches such Purchase Agreement in any material respect and the other party elects not to close the purchase thereunder, the breaching party must pay the other party a break-up fee equal to ten percent (10%) of the Base Purchase Price.

Representation and Warranties, Covenants and Termination Provisions

The Purchase Agreements contain representations and warranties customary for transactions of this type. The Sellers have agreed to various covenants and agreements, including agreements that Pellegrino and Automotiva will (i) conduct their business in the ordinary course consistent with past practice during the period between the execution of the Purchase Agreements and the closing thereunder and (ii) not engage in certain kinds of transactions during this period.

Copies of the Purchase Agreements are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01. The descriptions of the Purchase Agreements set forth in this Item 1.01 are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreements set forth in Exhibits 2.1 and 2.2. The representations, warranties and covenants contained in each Purchase Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to such Purchase Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants, or any description thereof, as characterizations of the actual state of facts or condition of any of the parties to the Purchase Agreements or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Purchase Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

On June 18, 2015, Affinia Group Inc., a wholly-owned subsidiary of the Company, issued a press release announcing entry into the Purchase Agreements. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

All discussions in this report regarding the anticipated results, timing or other expectations regarding the transactions contemplated by the Purchase Agreements are estimates that are subject to change. See “Forward-Looking Statements” below.

FORWARD-LOOKING STATEMENTS

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements may include comments concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical. When used in this report, the words “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” or future or conditional verbs, such as “could” “may,” “should,” or “will,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, the anticipated results, timing or other expectations regarding the transactions contemplated by the Purchase Agreements are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there is no assurance that these expectations, beliefs and projections will be achieved. For a discussion of other risks and uncertainties that could materially affect our business financial condition or future results see Part I, “Item 1A. Risk Factors” in our Annual Report on form 10-K for the year ended December 31, 2014. With respect to all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this report. Such risks, uncertainties and other important factors include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreements; the inability to complete the transactions contemplated by the Purchase Agreements; domestic and global economic conditions and the resulting impact on the availability and cost of credit; financial viability of key customers and key suppliers; our dependence on our largest customers; increased crude oil and gasoline prices and resulting reductions in global demand for the use of automobiles; the shift in demand from premium to economy products; pricing and pressures from imports; increasing costs for manufactured components, raw materials and energy; the expansion of return policies or the extension of payment terms; risks associated with our non-U.S. operations; risks related to our receivables factoring arrangements; product liability and warranty and recall claims brought against us; reduced inventory levels by our distributors resulting from consolidation and increased efficiency; environmental and automotive safety regulations; the availability of raw materials, manufactured components or equipment from our suppliers; challenges to our intellectual property portfolio; our ability to develop improved products; the introduction of improved products and services that extend replacement cycles otherwise reduce demand for our products; our ability to successfully combine our operations with any businesses we have acquired or may acquire; risk of impairment charges to our long-lived assets; risk of impairment to intangibles and goodwill; the risk of business disruptions related to a variety of events or conditions including natural and man-made disasters; risks associated with foreign exchange rate fluctuations; risks associated with our expansion into new markets; the impact on our tax rate resulting from the mix of our profits and losses in various jurisdictions; reductions in the value of our deferred tax assets; difficulties in developing, maintaining or upgrading information technology systems; risks associated with doing business in corrupting environments; our substantial leverage and limitations on flexibility in operating our business contained in our debt agreements. Additionally, there may be other factors that could cause our actual results to differ materially from the forward-looking statements. Our forward-looking statements apply only as of the date of this report or as of the date they were made. We undertake no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Quota Purchase and Sale Agreement, dated June 12, 2015, by and between Affinia Canada ULC, Affinia Southern Holdings LLC, Distribuidora Automotiva S.A. and Car Central De Autopecas e Rolamentos Ltda.

2.2	Quota Purchase and Sale Agreement, dated June 12, 2015, by and between Affinia Canada ULC, Affinia Southern Holdings LLC, Auto Norte Distribuidora de Pecas Ltda., Cobra Rolamentos e Autopecas Ltda., Distribuidora Automotiva S.A., Jorge C. Schertel, Pedro Molina Quaresma and Sedim-Administracao e Participacoes Ltda.

99.1	Press Release of Affinia Group Inc. issued June 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Affinia Group Intermediate Holdings Inc.

By:	/s/ David E. Sturgess
Name:	David E. Sturgess
Title:	General Counsel

Date: June 18, 2015

Exhibit Index

Exhibit No.	Description

2.1	Quota Purchase and Sale Agreement, dated June 12, 2015, by and between Affinia Canada ULC, Affinia Southern Holdings LLC, Distribuidora Automotiva S.A. and Car Central De Autopecas e Rolamentos Ltda.

2.2	Quota Purchase and Sale Agreement, dated June 12, 2015, by and between Affinia Canada ULC, Affinia Southern Holdings LLC, Auto Norte Distribuidora de Pecas Ltda., Cobra Rolamentos e Autopecas Ltda., Distribuidora Automotiva S.A., Jorge C. Schertel, Pedro Molina Quaresma and Sedim-Administracao e Participacoes Ltda.

99.1	Press Release of Affinia Group Inc. issued June 18, 2015.